First Quarter Report

                                       [LOGO]
                           THE GABELLI
                               GLOBAL
                               MULTIMEDIA
                               TRUST INC.

                           March 31, 1997

                                       [LOGO]
                           THE GABELLI
                               GLOBAL
                               MULTIMEDIA
                               TRUST INC.

Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and inter-dependent economic world.

      Investment Objective:

      The Gabelli Global Multimedia Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective.

                   This report is printed on recycled paper.

To Our Shareholders,

      The stock market roared out of the blocks in January, but quickly lost momentum as inflation jitters and a slumping bond market muddied the track. In late March, a rate hike by the Federal Reserve and much stronger than expected economic data stampeded equities investors, eroding most of the market's earlier gains. The Dow Jones Industrial Average and Standard & Poor's 500 Index closed the quarter with modest gains of 1.7% and 2.7% respectively. Smaller stocks continued to lag as evidenced by the Russell 2000 Index's 5.2% decline.

                                                               [PHOTO]

                                                                       [LOGO]
                                                           THE GABELLI
                                                               GLOBAL
                                                               MULTIMEDIA
                                                               TRUST INC.

      For the twelve months ended March 31, 1997, The Gabelli Global Multimedia Trust Inc.'s ("Multimedia Trust") net asset value per share increased 6.2% to $8.23 on March 31, 1997. This compares to the average 11.9% increase of the 30 open-end Global Funds tracked by Lipper Analytical Services. For the first quarter ended March 31, 1997, the Fund increased 1.7%. Since its inception on November 15, 1994, the Multimedia Trust's net asset value has achieved a 27.8% total return after adjusting for the rights offering and all distributions. This equates to a 10.9% average annual return.

      The Multimedia Trust's common shares ended the first quarter at $6.875 per share on the New York Stock Exchange, unchanged for the quarter and an increase of 5.4% for the year. The common shares have increased 0.2% since inception after adjusting for all distributions and the rights offering.

What We Do

      We do what is described as bottom up research: we read annual reports; we visit the competition; we talk to customers; we go belly to belly with management. In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

                               [GRAPHIC OMITTED]

      Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify securities that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. securities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as globalization of the market in filmed entertainment and telecommunications, and micro trends, such as increased focus on productivity enhancing goods and services.

THE PORTFOLIO OVERVIEW

Global Allocation

      The chart at the right represents the Multimedia Trust's holdings by geographic region as of March 31, 1997. The geographic alloca tion will change based on current global market conditions. Countries and/or regions and companies represented in the chart and below may or may not be included in the Multimedia Trust's portfolio in the future.

   [THE FOLLOWING TABLE WAS DEPICTED AS A PIE GRAPH IN THE PRINTER MATERIAL]

                     HOLDINGS BY GEOGRAPHIC REGION - 3/31/97

                     United States                     64.8%
                     Europe                            11.1%
                     Latin America                      9.0%
                     Canada                             7.5%
                     Asia/Pacific Rim                   7.6%

Equity Mix

      The Multimedia Trust's investment premise falls within the context of two main investment universes: 1) companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and 2) companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, this includes the broad scope of communications-related services such as basic voice and data.

      The chart to the right depicts our equity mix of the copyright/creativity and distribution companies in our portfolio as of March 31, 1997.

   [THE FOLLOWING TABLE WAS DEPICTED AS A PIE GRAPH IN THE PRINTER MATERIAL]

                     Copyright/Creativity              42.3%
                     Distribution                      57.7%

Commentary

The Economy and the Stock Market: Too Much of a Good Thing

      Once again, the economy confounded the Wall Street economists by growing much faster than consensus expectations. Although inflation has not yet shown up in the Producer Price and Consumer Price indices, Federal Reserve Chairman Alan Greenspan and bond investors decided to err on the side of caution by taking short- and long-term interest rates higher.


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      We applaud Fed Chairman Greenspan's preemptive strike against inflation.
We believe he will continue to take the steps necessary to combat inflation and, in the process, provide confidence in Soft Landing - Part II. Over the short-term, this may not be pleasant for equities investors. However, with the elimination of some of the speculative excesses, the market will be on much better fundamental footing going forward. We do not believe this is the beginning of a secular bear market, but rather a healthy correction that is arguably long overdue.

      What can we expect over the balance of this year? We should continue to see a volatile market as skittish investors wrestle with the latest economic data trying to determine if inflation is a real threat. While the jury may still be out on inflation, higher interest rates are a reality and will be problematic for stocks on several levels. Higher interest rates might trim the economy and restrain corporate earnings growth putting consensus estimates of 9% to 10% gains for 1997 in jeopardy. Higher rates also boost the U.S. dollar, further crimping the U.S. dollar value of international earnings. Whether you are looking at stocks on the basis of asset values or using a dividend discount model, public prices of equities tend to decline as interest rates rise, all else constant. So, price/cash flow and price/earnings multiples do contract, should interest rates rise.

      The wild card will be how investors react to any sustained decline in stock prices. A tremendous amount of money has flowed into the equities market in the last three years. Will it back out at the first sign of serious trouble? It may not be how the great unwashed public reacts, but rather how the great unwashed professional investors--those twenty and thirty something mutual fund managers who have never experienced even a substantial market correction--respond to the perceived crisis. Will they see the glass half empty or half full? We don't know.

      While we are dwelling on things on our watch list, we should also mention the strong dollar. Despite the enormous advances in the quality of American made goods in a wide variety of industries, the strong dollar will restrain exports and currency translation will have an adverse impact on the earnings of U.S. based multi-national companies. Longer term, we must also be sensitive to the fact that substantial cost reductions and productivity gains in American industry over the last five years may be close to running their course. In other words, profit margins are unlikely to advance further.

      We don't view a market correction as bad news. In general, we are not exposed to those sectors and individual companies that have benefited most from investor euphoria and which are, therefore, most vulnerable to a dramatic change in investor sentiment. If anything, a market correction should provide a more level playing field for disciplined investors focusing on the fundamental value of individual stocks. We are just now emerging from a two year period in which fundamentals mattered much less than market momentum. We are entering what may prove to be an extended period in which stock pickers excel.

To Index or not Index - The New Rhetoric

      In 1995 and 1996, the S&P 500 Index proved to be a difficult benchmark for active managers of all stripes. It has been a particularly tough hurdle for value investors who have been unwilling to pay sky high price/earnings multiples for the mega-cap market darlings that have such an enormous impact on S&P 500 returns.

      There are several dynamics that have favored the largest S&P 500 stocks over the last several years. The first is the growth of S&P 500 Index funds themselves. S&P 500 Index mutual funds have grown at four times the rate


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of actively managed mutual funds over the last five years. So, we have seen an increasing amount of money chasing a finite number of large cap stocks and thus, on a pure supply/demand basis, indexing has been a self fulfilling prophecy. In addition, the substantial foreign money coming into the market is largely devoted to the big cap, household name stocks that dominate the S&P. Finally, active portfolio managers who have been under increasing pressure to be fully invested regardless of their concerns over equity valuations have pumped money into the large liquid stocks that comprise the S&P so that if something does go wrong, they can get out in a hurry. Finally, stocks like Microsoft, Intel, P&G, Coca-Cola and General Electric do benefit from faster growth in developing economies.

      With all of these factors favoring S&P 500 indexing, why bother doing anything else? We offer two answers. The first is that longer term, valuations do matter. Supply and demand are powerful forces in the market, but at some stage, economic reality always asserts itself. In the early 1970's the "Nifty Fifty", a group of terrific large cap growth companies, dominated the market. The consensus was that these were "one decision" stocks which you simply had to own and didn't ever have to worry about selling. At the peak, these stocks sold at ludicrous multiples relative to their economic value. When the fertilizer hit the market fan in 1973-74, they fell off a cliff. Even after one of the great long-term bull markets in history, some of these original "nifty-fifty" stocks still have market capitalizations below their 1972-73 peaks. We have not yet witnessed that level of speculative excess in today's market favorites, but we are seeing heady multiples that don't make economic sense. At some point, investors will come to their senses and realize that even the best (soft drink, household product, software, semi-conductor, movie company--pick one or more) is not worth a price/earnings multiple two to three times its annual earnings growth rate. Moreover, if earnings do not expand faster than revenues, and interest rates continue to provide present "real" rates of return, then overall stocks are unlikely to generate double-digit returns to investors.

      Our second response is simply that what has gone up the most is likely to fall the farthest with a major shift in investor sentiment. If and when we do see net cash outflows from equities mutual funds, we suspect index funds will get hit the hardest. Supply and demand is a two way street.

Must Carry

      In an upset rivaling the University of Arizona's victory over Kentucky in the 1997 NCAA basketball championship, the Supreme Court voted 5 to 4 to uphold the "must carry" provision for local broadcast companies. The must carry rule specified that cable television systems must make one-third of their channel capacity available free to local broadcasters. Led by Ted Turner, the cable television industry had challenged the rule on the grounds that it violated their first amendment rights. The industry's economic goal was to free up channel capacity for new cable television networks providing more popular programming and paying the cable operator for channel space. The consensus of the lawyers on both sides of the issue was the cable guys would win. However, the Supreme Court decided that allowing cable operators to exclude local broadcast channels would create undue economic hardship for many broadcasters and threaten the survival of weaker independents.

      Who are the winners and losers? The broadcasters, particularly those with extensive UHF properties, get a renewed lease on life as they maintain and in some cases add to their cable audience. The entrenched cable television networks, like International Family Entertainment, Inc. (FAM - $20.375 - NYSE), BET Holdings, Inc. (BTV - $29.625 - NYSE), Gaylord Entertainment Company (GET - $21.50 - NYSE), HSN, Inc. (HSNI - $25.375 - NASDAQ) and Tele-Communications, Inc./Liberty Media Group (LBTYA - $19.9375 - NASDAQ), benefit


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because with cable channel capacity still restrained, the value of their "slots"
with cable operators increase in value. For example, the prospective value of International Family Entertainment to a News Corporation Limited (NWS - $18.00 -
NYSE), which is trying to expand distribution of its programming, increases substantially. The biggest losers are the cable television network wannabes who will have to wait until cable operators complete upgrades to their systems before channel space is available.

In This Corner Wearing the Red Trunks . . .

      A heavyweight battle is unfolding between Hilton Hotels Corporation (HLT - $24.25 - NYSE) CEO Stephen Bollenbach and ITT Corporation (ITT - $58.875 - NYSE) Chairman Rand Araskog. Bollenbach landed the first punch with an unsolicited $56 per share offer for ITT. Araskog responded by selling off non-core assets like ITT's 50% ownership of MSG (Madison Square Garden, the Knicks, and the Rangers) to partner Cablevision Systems Corporation (CVC - $29.75 - ASE) and ITT's 6% stake in French telecommunications giant Alsthom SA (ALA - $23.75 - NYSE). ITT's Educational Services and Worldwide Yellow Pages businesses are also on the block. For the time being, Bollenbach is circling the ring waiting for Araskog to counter-attack. What does this wily veteran of many takeover battles have up his sleeve? Our guess is that, aside from serving K-rations to corporate staff, he will further build up his cash reserves for a self tender in the $60 plus per share range. If this happens, we expect Bollenbach to wade in looking for a merger. It's still too early in what should be a full fifteen rounder to predict the winner. We're betting that shareholders of both these firms will benefit from these corporate heavyweights slugging it out.

Preferred Stock - Q & A

      The Board of Directors of The Gabelli Global Multimedia Trust Inc. has authorized management to consider an offering of preferred stock. The actual amount of capital to be raised, the dividend rate and the timing of the offering have not been determined and would be announced at a later date. The proceeds raised would be used for investment purposes and the offering would be made only by means of a prospectus. We thought we would discuss some questions about preferred stock.

Q:  What is Preferred Stock?

      Preferred stock is a form of equity investment which has certain rights that differ from those of common stock. In our case, the Preferred Stock would typically be issued at $25 per share with a fixed dividend rate. The Trust is obligated to pay this dividend to the Preferred Shareholders before any dividends are paid to the common shares. Thereafter, any return earned in excess of this dividend rate would work to benefit the Common Shareholders.

Q:  How would Preferred Shares benefit Common Shareholders?

      Through March 31, 1997, the Multimedia Trust has earned a 10.9% average annual return. The only obligation that the Trust would have to the Preferred Shareholders is to pay the stated dividend rate. Given the current market environment, we feel that this is an opportunity to take advantage of relatively low long-term interest rates and to earn an excess return for our Common Shareholders consistent with our conservative investment approach. We expect that the Preferred Shares will be issued with a dividend rate which is less than the Trust's 10.9% average annual return. Any return earned in excess of the stated dividend rate would directly benefit Common Shareholders; however, any shortfall from the stated rate would impact the Common Shareholder in the


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opposite fashion. Therefore, by taking advantage of the current relatively low interest rate environment and achieving our investment objectives, a Preferred Share issuance offers what we believe is a conservative method of adding wealth for our Common Shareholders.

      As an additional benefit, since a Preferred Offering would increase the Trust's overall capital base, fixed costs of the Trust would be spread over more assets. Thus, a lower expense ratio would work to benefit Common Shareholders.

      Furthermore, Common Shareholders stand to receive certain tax benefits as a result of a Preferred Stock offering. Since taxable income is allocated to the Preferred Shareholders before Common Shareholders, taxable distributions to Common Shareholders would not be required to the extent they would be if the Preferred Shares were not outstanding. Common Shareholders would avoid having to pay taxes on that portion of taxable income that previously would have been distributed to them. By deferring these taxable distributions and taxes associated therewith, the net asset value of the common shares would grow at a faster rate.

Q:  Why is the Trust considering Preferred Shares?

      Right now, long-term interest rates are at relatively low levels. The dividend rate that the Trust would be required to pay on the Preferred Shares is directly related to long-term rates. In this environment, we have a great opportunity to create value by earning a return in excess of the Preferred's dividend rate over the long term. Therefore, we believe this represents an opportunistic time for the Trust to take advantage of these low rates.

Q:  Will Gabelli Funds, Inc. be paid a management fee on the Preferred Capital?

      If such an offering was completed, the Adviser has agreed to waive the management fee on the incremental assets if the return on the Trust does not exceed the stated dividend rate on the preferred shares.

Let's Talk Stocks

      The following are stock specifics on selected holdings of the Multimedia Trust. Favorable EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) prospects do not necessarily trans late into higher stock prices, but they do express a positive trend which we believe will develop over time.

BC TELECOM Inc. (BCT - $21.85 - TSE) is a full-service telecommunications company operating in British Columbia, Canada. Its major investor is GTE Corporation (GTE - $45.50 - NYSE), which owns 52% of the company. We estimate the private market value of BCT to be $50 per share. Its basic telephone operations provide service to more than two million telephone lines and are growing at twice the Canadian industry average. BCT's crown jewel is a rapidly growing cellular phone company which currently serves 324,850 subscribers. We expect BCT to take advantage of the deregulatory trend in Canada by entering new businesses in which they are now allowed to participate.

Grupo Televisa S.A. (TV - $24.24 - NYSE) is a Mexican-based entertainment company that dominates the Spanish speaking world through its fully integrated mix of content and distribution. The stock has suffered in line with the Mexican market and economy. Nevertheless, it remains an excellent vehicle for accessing the growth in disposable


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income among the Spanish speaking population on a global basis. Its business mix includes film, music, cable television and broadcasting. Grupo Televisa also has valuable holdings in PanAmSat Corporation (SPOT - $28.75 - NASDAQ) and Univision Communications Inc. (UVN - $32.625 - NYSE).

Pacific Telecom, Inc. is a Vancouver, WA-based telecommunications company, whose primary business is delivering local exchange services to rural and suburban markets across the western and mid-western states. Pacific Telecom also has cellular telephone interests in 29 rural and metropolitan markets representing about two million POPS. Effective September 27, 1995, Pacific Telecom's majority shareholder, PacifiCorp., acquired the remaining shares it did not previously own at a price of $30.00. We believe the intrinsic value of Pacific Telecom to be in excess of $50.00 and are seeking dissenters rights to capture this value for our shareholders. We placed PacifiCorp in our Hall of Shame for the way it froze out minority shareholders.

Seagram Company Ltd. (VO - $38.25 - NYSE), with its 1995 purchase of an 80% interest in MCA from Matsushita Electric Industrial Co. for $5.7 billion, operates two global businesses: beverages and entertainment/ communications. Seagram produces and markets distilled spirits, wines, fruit juices and mixers. Major beverage brands include Chivas Regal, Absolut, Martell, Mumm, Crown Royal, Seagram's Gin and Tropicana and Dole fruit juices. MCA's film and entertainment activities feature Universal Studios. MCA also has music and recreation operations. Seagram owns about 14.7% of Time Warner common stock. We estimate that Seagram's PMV exceeds $50 per share.

Telecomunicacoes Brasileiras SA (Telebras) (TBR - $102.375 - NYSE) is the Brazilian government-controlled monopoly telecommunications holding company consisting of 28 subsidiaries serving more than 14 million telephone lines and two million cellular customers in a country with a population of 160 million. The penetration rate is less than 9% for telephone and 1% for cellular. The stock is attractively priced at less than five times our estimate of 1997 cash flow. Future opportunities include the prospects of privatization, strong line growth and improvements in efficiency. The company is benefiting from an improved rate structure which allows the company to recoup inflation-related cost increases on a more consistent basis.

Tele-Communications, Inc./Liberty Media Group (LBTYA - $19.9375 - NASDAQ) owns a collection of interests in some of the most powerful programming entities in the world. Liberty Media is the second largest investor in Time Warner (TWX - $43.25
- NYSE), the world's largest media company. Liberty Media, News Corporation Ltd. (NWS - $18.00 - NYSE), and Tele-Communications International, Inc. (TINTA - $12.875 - NASDAQ) have created a global sports joint-venture, called Fox Sports, that will offer an integrated package of sports programming across network broadcast, national cable, and regional cable channels. Liberty's 49% owned Discovery Communications is a major advertiser-supported basic cable network that includes the flagship Discovery Channel, The Learning Channel, and developing businesses such as Discovery Europe and Animal Planet. We consider Liberty Media to be ideally positioned to benefit from expanding distribution channels, including direct broadcast satellite ventures like DirecTV and the Internet.

Telefonica de Espana (TEF - $71.75 - NYSE) is a diversified telecommunications service provider offering services to more than 15 million lines. The company also services a fast growing cellular subscriber base which now exceeds two million subscribers. We consider TEF an ideal way to invest in Latin America, with a diversified portfolio of telecommunication operations in the region. Its portfolio of publicly-traded Latin American companies


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includes: Compania Telefonos Chile, Telefonica de Argentina S.A. and Compania
Peruana de Telefonos. TEF also holds interests in non-public Latin American telecom operations in Mexico, Colombia, Puerto Rico, Uruguay and Venezuela. The company's long-term strategy is to create a Pan-American network, leveraging the Spanish-speaking world. TEF jump-started this effort with its decision to form a global alliance with British Telecom/MCI's Concert plc, which is gaining momentum in the race to become the dominant provider of one-stop shopping for full-service, global telecommunications products.

Time Warner Inc. (TWX - $43.25 - NYSE), having completed its acquisition of Turner Broadcasting in the fourth quarter of 1996, is the world's largest diversified media and publishing company. The combined companies have more than $23 billion in revenues and over $4.5 billion in EBITDA. Together they control a host of powerful media brands, such as CNN, Warner Brothers film, HBO, Cinemax and Time and People magazines. Under the leadership of Chairman Gerald Levin and Vice-Chairman Ted Turner, Time Warner is now focused on reducing its almost $13 billion debt and simplifying its capital structure. Achievement of both goals would be greatly aided by a successful restructuring of the Time Warner Entertainment partnership with U.S. West Media Group.

Viacom Inc. (VIA - $32.625 - ASE; VIA'B - $33.125 - ASE), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. Following its acquisitions of Paramount Communications and Blockbuster Entertainment, the company is now divesting non-core assets to reduce debt and is focusing on the global expansion of its media franchises. The company has divested its cable systems subsidiary in a transaction with Tele-Communications, Inc. which has reduced Viacom's debt by $1.7 billion and the number of common shares outstanding by about 4%. Its radio group, Evergreen Media, is being sold for $1.1 billion in cash. Viacom is well-positioned in music (notably MTV) and cable networks such as Nickelodeon, USA (50% interest) and the Sci-Fi Channel.

Multimedia Trust Share Repurchase

      At a special meeting of the Board of Directors on July 3, 1996, the Board authorized the repurchase of up to 500,000 shares of the Multimedia Trust's outstanding shares. On February 26, 1997, the Board voted to increase the authorized shares which may be repurchased to 750,000 shares. The Multimedia Trust may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. Through March 31, 1997, 400,000 shares were repurchased in the open market.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, quarterly reports, closing prices, IRAs, 401(k)s and other current news. You can also send us e-mail at closedend@gabelli.com.

In Conclusion

      In our year-end 1996 letter to you, we expressed our doubts about the market's ability to duplicate its substantial gains in 1995 and 1996. After getting off to a strong start, the market lost momentum and then sputtered badly at the end of the first quarter of 1997 as strong economic data re-ignited inflationary fears. As we write, the jury is still out on inflation, but long interest rates are above 7%, providing sizeable "real" rates of return. Looking


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ahead, we anticipate a continually volatile stock market that will have many investors on the edge of their seats. We rest somewhat more comfortably having been through such uneasy times before and having faith that our value oriented discipline will sustain us as it has in the past.

      In closing, we thank you for your confidence in our investing abilities and will strive to achieve our shared investment objective of strong risk-adjusted returns.

                                   Sincerely,


                                   /s/ Mario J. Gabelli

                                   Mario J. Gabelli, CFA
                                   President and Chief Investment Officer

May 1, 1997

   ------------------------------------------------------------------------
                                Top Ten Holdings
                                 March 31, 1997
                                 --------------

   Time Warner, Inc.                                  Viacom, Inc.
   Telecomunicacoes Brasileiras SA (Telebras)         Pacific Telecom, Inc.
   Telefonica de Espana                               Seagram Company Ltd.
   Tele-Communications, Inc./Liberty Media Group      BC Telecom, Inc.
   International Family Entertainment                 Grupo Televisa S.A.
   ------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.


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The Gabelli Global Multimedia Trust Inc.
Portfolio of Investments (Continued) -- March 31, 1997 (Unaudited)
================================================================================

                                                                        Market
        Shares                                                           Value
        ------                                                           -----
                  COMMON STOCKS - 76.9%

                  COPYRIGHT/CREATIVITY COMPANIES - 32.2%

                  Advertising - 0.0%
             200  Havas Advertising, SA ...........................  $    23,814
             200  Publicis SA .....................................       21,041
                                                                     -----------
                                                                          44,855
                                                                     -----------
                  Cable Programmers - 7.9%
           3,000  BET Holdings, Inc., Class A+ ....................       88,875
          15,000  CANAL+, Sponsored ADR ...........................      590,444
          25,000  Flextech plc+ ...................................      256,043
          30,000  Gaylord Entertainment Company,
                     Class A ......................................      645,000
          50,000  HSN, Inc.+ ......................................    1,268,750
         100,000  International Family Entertainment, Inc.,
                     Class B+ .....................................    2,037,500
         112,500  Tele-Communications, Inc./Liberty
                     Media Group, Class A+ ........................    2,242,969
                                                                     -----------
                                                                       7,129,581
                                                                     -----------
                  Diversified Publishers - 10.9%
          10,000  American Media Inc., Class A+ ...................       58,750
          10,000  Arnoldo Mondadori Editore SpA ...................       62,837
          25,000  Belo (A.H.) Corporation, Class A ................      925,000
           2,500  Central Newspapers, Inc., Class A ...............      125,312
           4,000  Dow Jones & Company Inc. ........................      162,500
             700  Filipacchi Medias ...............................      186,351
          30,000  Golden Books Family
                     Entertainment, Inc.+ .........................      277,500
          22,000  Harcourt General, Inc. ..........................    1,023,000
          13,000  Harte-Hanks Communications Inc. .................      378,625
           2,000  Houghton Mifflin Company ........................      108,000
          60,639  Independent Newspapers Ltd., ORD ................      326,580
          11,000  Knight-Ridder, Inc. .............................      438,625
           9,000  K-III Communications Corp.+ .....................      101,250
          20,000  Lee Enterprises, Incorporated ...................      485,000
          12,000  Media General, Inc., Class A ....................      340,500
          36,000  Meredith Corporation ............................      832,500
          60,000  Nation Multimedia Group plc .....................      172,221
         100,000  New Straits Times Press Berhad ..................      613,336
         100,000  Oriental Press Group ORD ........................       40,007
          10,000  Playboy Enterprises, Inc., Class A ..............      146,250
          80,000  Post Publishing Company Ltd. ....................      127,915
          30,000  Pulitzer Publishing Company .....................    1,297,500
           3,000  Reader's Digest Association, Inc.,
                     Class B ......................................       81,000
          40,000  Singapore Press Holdings, Ltd. ..................      728,280
         500,000  South China Morning Post Holdings ORD ...........      425,878
             300  SPIR Communication ..............................       28,097
           5,000  Thomas Nelson Inc. ..............................       52,500
           4,000  Times Mirror Company, Class A ...................      218,500
          50,000  Times Publishing Ltd. ...........................      109,034
             200  Wiley (John) & Sons, Inc., Class A ..............        6,125
           1,000  Wolters Kluwer NV ...............................      120,230
                                                                     -----------
                                                                       9,999,203
                                                                     -----------
                  Entertainment Production - 1.5%
          22,000  All American Communications Inc.,
                     Class B+ .....................................      233,750
           7,000  Ascent Entertainment Group Inc.+ ................       74,375
           4,000  Cinergi Pictures Entertainment Inc.+ ............        5,500
           2,000  DMX Inc.+ .......................................        3,438
          13,000  EMI Group plc, Sponsored ADR ....................      230,750
           7,000  Grammy Entertainment plc+ .......................       94,124
           3,500  Granada Group plc ...............................       52,705
          10,000  GTECH Holdings Corporation+ .....................      301,250
           1,000  Harvey Entertainment Company+ ...................        7,562
          10,000  Katz Media Group Inc.+ ..........................       63,750
           1,000  Lancit Media Productions, Ltd.+ .................        5,250
             300  NRJ SA ..........................................       41,159
             877  People's Choice TV Corporation+ .................        2,302
         100,000  Shaw Brothers (Hong Kong) Ltd. ..................      103,243
          20,000  Spelling Entertainment Group, Inc.+ .............      115,000
           3,250  THORN plc, ADR+ .................................       36,156
           1,700  Tring International Group .......................          321
                                                                     -----------
                                                                       1,370,635
                                                                     -----------
                  Global Media and Entertainment - 10.2%
          69,000  Grupo Televisa SA, GDR ..........................    1,716,375
          25,000  Havas, Sponsored ADR ............................      450,000
          21,000  News Corporation Limited, ADS ...................      378,000
           2,000  PolyGram NV .....................................       98,500
          48,000  Seagram Company Ltd. ............................    1,836,000
           1,000  Sony Corporation, ADR ...........................       69,125
          55,000  Time Warner Inc. ................................    2,378,750
          57,000  Viacom Inc., Class A+ ...........................    1,859,625
           7,000  Walt Disney Company .............................      511,000
                                                                     -----------
                                                                       9,297,375
                                                                     -----------
                  Hotels/Gaming - 0.8%
           2,500  Churchhill Downs Incorporated ...................       94,375
           5,000  Hilton Hotels Corporation .......................      121,250
           5,000  ITT Corporation, New+ ...........................      294,375
          50,000  Ladbroke Group plc ..............................      184,647
           2,500  Quintel Entertainment Inc.+ .....................       28,125
                                                                     -----------
                                                                         722,772
                                                                     -----------
                  Information Publishing - 0.2%
           2,500  Berlitz International Inc.+ .....................       55,937
          20,000  Data Broadcasting Corporation+ ..................      107,500
           1,000  Dun & Bradstreet Corp. ..........................       25,375
           1,000  Scholastic Corporation+ .........................       28,250
                                                                     -----------
                                                                         217,062
                                                                     -----------

The Gabelli Global Multimedia Trust Inc.
Portfolio of Investments (Continued) -- March 31, 1997 (Unaudited)
================================================================================

                                                                        Market
        Shares                                                           Value
        ------                                                           -----
                  COMMON STOCKS (continued)

                  COPYRIGHT/CREATIVITY COMPANIES (continued)

                  Software - 0.7%
           1,000  Activision Inc.+ ................................  $    11,250
           7,000  BBN Corporation+ ................................      116,375
           1,000  Electronic Arts Inc.+ ...........................       26,625
           2,000  Excaliber Technologies Corporation ..............       13,500
           8,000  H&R Block Inc. ..................................      235,000
           1,000  Intel Corporation ...............................      139,125
           1,500  Microsoft Corporation+ ..........................      137,531
             200  Netscape Communications Corp.+ ..................        6,012
             100  Pixar Inc.+ .....................................        1,787
                                                                     -----------
                                                                         687,205
                                                                     -----------
TOTAL COPYRIGHT/CREATIVITY COMPANIES ..............................   29,468,688
                                                                     -----------
                  DISTRIBUTION COMPANIES - 44.7%

                  Broadcasting - 10.4%
          70,000  Ackerley Group, Inc. ............................      918,750
           1,000  Audiofina .......................................       43,490
           3,000  Baton Broadcasting Inc.+ ........................       21,677
           7,000  BHC Communications, Inc., Class A ...............      736,750
           3,000  British Sky Broadcasting Group,
                     Sponsored ADR ................................      181,875
          18,000  CanWest Global Communications Corp. .............      265,328
           2,000  Carlton Communications plc,
                     Sponsored ADR ................................       85,812
          17,261  Chris-Craft Industries, Inc. ....................      683,957
           2,000  Clear Channel Communications, Inc.+ .............       85,750
          15,000  Cox Radio Inc., Class A+ ........................      311,250
             500  Emmis Broadcasting Corporation,
                     Class A+ .....................................       19,344
             200  Europe 1 Communication+ .........................       43,611
             750  Evergreen Media Corporation, Class A+ ...........       21,892
             500  EZ Communications Inc., Class A+ ................       19,750
           3,560  Fisher Companies Inc. ...........................      430,760
           3,000  General Electric Company ........................      297,750
           5,000  Granite Broadcasting Corporation+ ...............       48,125
           8,750  Gray Communications Systems, Inc. ...............      159,687
          40,000  Gray Communications Systems, Inc.,
                     Class B ......................................      680,000
           5,000  Grupo Radio Centro, SA de CV, ADR ...............       43,125
           2,000  Heritage Media Corporation, Class A+ ............       36,750
             500  Jacor Communications, Inc.+ .....................       13,812
             700  LaGardere Groupe ................................       22,641
          25,000  LIN Television Corporation+ .....................      906,250
             400  Metropole TV M6 SA ..............................       40,590
           1,100  Nippon Television Broadcasting ..................      301,650
           7,500  NTN Communications Inc.+ ........................       31,406
          42,000  Paxson Communications Corporation,
                     Class A+ .....................................      451,500
             781  SAGA Communications, Incorporated,
                     Class A+ .....................................       16,206
           2,000  Scandinavian Broadcasting
                     System SA+ ...................................       36,000
          25,000  Sistem Televisyen Malaysia Berhad ...............       52,456
          50,000  Television Broadcasting Ltd. ORD ................      203,259
           2,000  Television Francaise 1 ..........................      200,107
          40,000  Tokyo Broadcasting System .......................      569,487
          10,000  United Television, Inc. .........................      876,250
          35,000  Westinghouse Electric Corp. .....................      621,250
                                                                     -----------
                                                                       9,478,297
                                                                     -----------
                  Cable - 4.6%
           3,000  Bell Cablemedia plc, ADR+ .......................       47,250
          40,000  Cablevision Systems Corporation,
                     Class A+ .....................................    1,190,000
           5,000  Century Communications Corporation,
                     Class A+ .....................................       23,125
           8,000  Comcast Corporation, Class A ....................      131,000
           1,000  Comcast Corporation, Class A Special ............       16,875
           3,000  Comcast U.K. Cable Partners Limited,
                     Class A+ .....................................       33,375
           4,000  General Cable plc, ADR+ .........................       59,500
           3,000  NTL Incorporated+ ...............................       64,500
           2,000  NYNEX CableComms Group plc, ADR+ ................       33,250
           2,000  Rogers Communications, Inc.,
                     Class B+ .....................................       12,500
           5,000  Telewest Communications plc,
                     Sponsored ADR+ ...............................       86,875
          80,000  Tele-Communications, Inc., Class A+ .............      960,000
          45,000  Tele-Communications International, Inc.,
                     Class A+ .....................................      579,375
          95,000  United International Holdings, Inc.,
                     Class A+ .....................................      902,500
           5,000  Videotron Groupe Ltd. ...........................       41,368
             100  Wireless One Inc.+ ..............................          350
                                                                     -----------
                                                                       4,181,843
                                                                     -----------
                  Consumer Services - 0.2%
           3,000  Department 56, Inc.+ ............................       52,125
          12,000  Ticketmaster Group Inc.+ ........................      153,000
                                                                     -----------
                                                                         205,125
                                                                     -----------
                  Entertainment Distribution - 2.1%
         120,000  Cineplex Odeon Corporation+ .....................      180,000
          22,000  GC Companies, Inc.+ .............................      863,500
           1,500  LodgeNet Entertainment Corporation+ .............       15,750
          19,500  Shaw Communications Inc.,
                     Class B, Conv. ...............................      137,379
          40,000  US WEST Media Group+ ............................      745,000
                                                                     -----------
                                                                       1,941,629
                                                                     -----------

The Gabelli Global Multimedia Trust Inc.
Portfolio of Investments (Continued) -- March 31, 1997 (Unaudited)
================================================================================

                                                                        Market
        Shares                                                           Value
        ------                                                           -----
                  COMMON STOCKS (continued)

                  DISTRIBUTION COMPANIES (continued)

                  Equipment - 0.7%
           6,000  General Instrument Corporation+ .................  $   137,250
           7,000  Lucent Technologies, Inc. .......................      369,250
           1,000  Northern Telecom Limited ........................       65,375
           1,000  Philips Electronics N.V., New York ..............       44,500
           3,000  Scientific-Atlanta, Inc. ........................       45,750
                                                                     -----------
                                                                         662,125
                                                                     -----------
                  Information Services - 0.1%
           2,000  Cognizant Corporation ...........................       58,250
                                                                     -----------
                  International Telephone - 12.1%
          80,000  BC TELECOM Inc. .................................    1,748,618
          15,000  BCE Inc. ........................................      690,000
           5,000  BHI Corporation .................................       96,875
          28,000  Cable & Wireless plc, Sponsored ADR .............      665,000
          48,000  Compania de Telecomunicaciones
                     de Chile SA, Sponsored ADR ...................    1,380,000
             500  CPT Telefonica del Peru, ADR ....................       11,125
         200,000  CPT Telefonica del Peru, Class B ................      443,439
           2,000  Deutsche Telekom AG, ADR+ .......................       43,750
           1,000  Esprit Telecom Group plc, ADR+ ..................       11,875
           6,000  GST Telecommunications, Inc.+ ...................       45,000
              20  Japan Telecom Co., Ltd. .........................      338,133
              10  Nippon Telegraph & Telephone Corp. ..............       70,458
           1,000  PT Telekomunikasi Indonesia .....................       30,125
           3,000  Quebec-Telephone ................................       50,941
           1,800  Telecom Argentina Stet-France
                     Telecom SA, Sponsored ADR ....................       82,800
           1,000  Telecom Corporation of New
                     Zealand Ltd., ADR ............................       71,000
         150,000  Telecom Italia SpA ..............................      374,327
          22,000  Telecomunicacoes Brasileiras SA
                     (Telebras), Sponsored ADR ....................    2,252,250
           3,000  Telefonica de Argentina SA,
                     Sponsored ADR ................................       88,125
          29,000  Telefonica de Espana, Sponsored ADR .............    2,080,750
          14,000  Telefonos De Mexico SA, Class L, ADR ............      539,000
                                                                     -----------
                                                                      11,113,591
                                                                     -----------
                  Satellite - 2.4%
             100  Asia Satellite Telecommunications
                     Holdings Ltd., Sponsored ADR+ ................        2,563
          35,000  COMSAT Corporation, Series 1 ....................      853,125
           6,500  EchoStar Communications Corporation,
                     Class A+ .....................................      133,250
           8,000  General Motors Corporation, Class H .............      434,000
           1,000  Globalstar Telecommunications + .................       53,500
           7,000  Orion Network Systems, Inc.+ ....................       60,375
           1,500  PanAmSat Corporation+ ...........................       43,125
           1,100  PT Indonesia Satellite, ADR .....................       29,425
          60,000  TCI Satellite Entertainment Inc.,
                     Class A+ .....................................      465,000
          10,000  U.S. Satellite Broadcasting Co.+ ................      107,500
                                                                     -----------
                                                                       2,181,863
                                                                     -----------
                  Telecommunications - 0.9%
           2,000  Bruncor Inc. ....................................       43,354
          15,000  Frontier Corporation ............................      268,125
           1,000  Hellenic Telecommunication
                     Organization SA (OTE) ........................       21,648
           6,000  Metromedia International Group Inc.+ ............       52,125
           2,000  MIDCOM Communications Inc.+ .....................       16,000
           3,000  NewTel Enterprises Limited ......................       52,458
           3,000  Philippine Long Distance Telephone
                     Company ......................................      179,625
          13,500  Tel-Save Holdings, Inc.+ ........................      195,750
                                                                     -----------
                                                                        829,085
                                                                     -----------
                  Telecommunications - Long Distance - 1.1%
          12,000  AT&T Corp. ......................................      417,000
              50  DDI Corp. .......................................      315,886
           7,000  Sprint Corporation ..............................      318,500
                                                                     -----------
                                                                       1,051,386
                                                                     -----------
                  US Regional Operators - 4.2%
             500  Cincinnati Bell Inc. ............................       28,250
          38,000  C-TEC Corporation, Class B+ .....................    1,116,250
          14,000  GTE Corporation .................................      652,750
          64,200  Pacific Telecom, Inc.(a) ........................    1,926,000
           1,000  Pacific Telesis Group Inc. ......................       37,750
             800  Teleport Communications Group Inc.,
                     Class A+ .....................................       18,400
           1,000  US WEST Communications Group ....................       34,000
                                                                     -----------
                                                                       3,813,400
                                                                     -----------
                  Wireless Communications - 5.9%
          50,000  Aerial  Communications Inc.+ ....................      275,000
          10,000  AirTouch Communications Inc.+ ...................      230,000
           6,000  American Paging Inc.+ ...........................       21,000
           5,000  BCE Mobile Communications Inc.+ .................      151,740
           1,000  CAI Wireless Systems, Inc.+ .....................        1,719
          50,000  Centennial Cellular Corp., Class A+ .............      518,750
          25,000  Century Telephone Enterprises, Inc. .............      737,500
           6,000  CoreComm Inc.+ ..................................       87,000
           3,000  Loral Space & Communications Ltd.+ ..............       42,375
          10,000  NEXTEL Communications, Inc.,
                     Class A+ .....................................      133,750
             800  Omnipoint Corporation+ ..........................        7,800
           7,000  Palmer Wireless Inc., Class A+ ..................       85,750
           2,000  Pittencrieff Communications, Inc.+ ..............        7,125
           1,000  Qualcomm, Inc.+ .................................       56,375

The Gabelli Global Multimedia Trust Inc.
Portfolio of Investments (Continued) -- March 31, 1997 (Unaudited)
================================================================================

                                                                        Market
        Shares                                                           Value
        ------                                                           -----
                  COMMON STOCKS (continued)

                  DISTRIBUTION COMPANIES (continued)

                  Wireless Communications (continued)
          24,000  Rogers Cantel Mobile Communications,
                     Inc., Class B+ ...............................  $   441,000
           2,000  Rural Cellular Corp., Class A+ ..................       21,000
         400,000  Telecom Italia Mobile SpA .......................    1,149,013
          25,000  Telephone and Data Systems, Inc. ................      959,375
           5,000  360(degrees)Communications Company+ .............       86,250
          22,000  Total Access Communications plc .................      137,500
          10,000  U.S. Cellular Corporation+ ......................      248,750
           1,000  WinStar Communications Inc.+ ....................       11,625
                                                                     -----------
                                                                       5,410,397
                                                                     -----------
TOTAL DISTRIBUTION COMPANIES ......................................   40,926,991
                                                                     -----------
TOTAL COMMON STOCKS ...............................................   70,395,679
                                                                     -----------
                  PREFERRED STOCKS - 2.2%

                  Broadcasting - 0.2%
           4,000  Granite Broadcasting Corporation,
                     Preference Shares ............................      196,000
                                                                     -----------
                  Cable - 0.1%
           2,500  Cablevision Systems Corporation,
                     Series 1, 8.500%, Conv. Pfd. .................       51,563
                                                                     -----------
                  Entertainment - 0.1%
           4,000  AMC Entertainment, Inc.,
                     $1.75, Conv. Pfd. ............................      136,000
                                                                     -----------
                  Global Media and Entertainment - 1.0%
          60,000  News Corporation Limited, Sponsored
                     ADR Preference Shares ........................      892,500
                                                                     -----------
                  Wireless Communications - 0.8%
          14,141  AirTouch Communications Inc.,
                     Series B, 6.000%, Pfd. .......................      362,363
           8,000  AirTouch Communications Inc.,
                     Series C, 4.250%, Pfd. .......................      350,000
                                                                     -----------
                                                                         712,363
                                                                     -----------
TOTAL PREFERRED STOCKS ............................................    1,988,426
                                                                     -----------
                  COMMON STOCK WARRANTS AND RIGHTS - 0.0%
             114  Globalstar Telecommunications, Rights,
                     expires 04/30/1997+ ..........................        3,068
          10,000  Oriental Press Group, Warrants,
                     expires 10/02/1998+ ..........................          490
                                                                     -----------
TOTAL COMMON STOCK WARRANTS AND RIGHTS ............................        3,558
                                                                     -----------

      Principal                                                         Market
        Amount                                                           Value
        ------                                                           -----
                  CORPORATE BONDS - 2.2%

                  Cable - 2.0%
      $1,500,000  HSN, Inc., Conv. Sub. Deb., 5.875%
                     due 03/01/2016, 144A(c) . ....................  $ 1,612,500
         300,000  Tele-Communications International, Inc.,
                     Conv. Sub. Deb., 4.500%
                     due 02/15/2006 ...............................      225,750
                                                                     -----------
                                                                       1,838,250
                                                                     -----------
                  Entertainment Production - 0.1%
         100,000  Viacom Inc., Sub. Deb.,
                     8.000% due 07/07/2006 ........................       93,500
                                                                     -----------
                  Equipment - 0.1%
         100,000  Trans-Lux Corporation, Conv. Deb.,
                     7.500% due 12/01/2006 ........................      104,750
                                                                     -----------
TOTAL CORPORATE BONDS .............................................    2,036,500
                                                                     -----------
                  U.S. TREASURY BILLS - 12.5%
      11,454,000  4.874% to 5.274%++
                     due 04/03/1997 - 05/22/1997 ..................   11,434,314
                                                                     -----------

TOTAL INVESTMENTS (Cost $84,849,473)(b) .................    93.8%    85,858,477
OTHER ASSETS AND LIABILITIES (NET) ......................     6.2      5,687,518
                                                            -----    -----------
NET ASSETS ..............................................   100.0%   $91,545,995
                                                            =====    ===========
NET ASSET VALUE ($91,545,995 / 11,128,848
                   shares outstanding) ............................        $8.23
                                                                           =====

----------
     (a) Security fair valued by the Board of Directors.
     (b) Aggregate cost for Federal tax purposes was $76,110,753. Net unrealized appreciation for Federal tax purposes was $9,747,724 (gross unrealized appreciation was $13,856,395 and gross unrealized depreciation was $4,108,671).
     (c) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of this security at March 31, 1997 was $1,612,500, representing 1.76% of total net assets.
     +    Non-income producing security
     ++   Represents annualized yield at date of purchase.
    ADR - American Depositary Receipt
    ADS - American Depositary Share
    GDR - Global Depositary Receipt
    ORD - Ordinary Share

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

Enrollment in the Plan

      It is the policy of The Gabelli Global Multimedia Trust Inc. ("Multimedia Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Multimedia Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Multimedia Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Multimedia Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                    The Gabelli Global Multimedia Trust Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street Bank and Trust Company at 1 (800) 336-6983.

      Shareholders wishing to liquidate reinvested shares held at State Street Bank and Trust Company must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at such participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Multimedia Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Multimedia Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Multimedia Trust valued at market price. If the Multimedia Trust should declare a divi dend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Multimedia Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

      The Multimedia Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

Voluntary Cash Purchase Plan

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Multimedia Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name and participate in the Dividend Reinvestment Plan.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street Bank and Trust Company for investments in the Multimedia Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street Bank and Trust Company will use these funds to purchase shares in the open market on or about the 15th of each month. State Street Bank and Trust Company will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage com missions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street Bank and Trust Company at least 48 hours before such payment is to be invested.

      For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, bro chures are available by calling (914) 921-5070 or by writing directly to the Multimedia Trust.

                      [THIS PAGE LEFT INTENTIONALLY BLANK]

                             DIRECTORS AND OFFICERS

                    THE GABELLI GLOBALMULTIMEDIA TRUST INC.
                    One Corporate Center, Rye, NY 10580-1434

Directors

Mario J. Gabelli, CFA
  Chairman

Dr. Thomas E. Bratter
  President, John Dewey Academy

Bill Callaghan
  President, Bill Callaghan Associates

Felix J. Christiana
  Former Senior Vice President
  Dollar Dry Dock Savings Bank

James P. Conn
  Managing Director/Chief Investment Officer,
  Financial Security Assurance Holdings Ltd.

Karl Otto Pohl
  Former President, Deutsche Bundesbank

Anthony R. Pustorino
  Certified Public Accountant
  Professor, Pace University

Salvatore J. Zizza
  Chairman & Chief Executive Officer,
  The Lehigh Group, Inc.

Officers

Mario J. Gabelli, CFA
  President & Chief Investment Officer

Bruce N. Alpert
  Vice President & Treasurer

James E. McKee
  Secretary

Investment Advisor

Gabelli Funds, Inc.
One Corporate Center
Rye, New York  10580-1434

Custodian

State Street Bank and Trust Company

Counsel

Willkie Farr & Gallagher

Transfer Agent and Registrar

State Street Bank and Trust Company

Stock Exchange Listing

NYSE-Symbol:  GGT
Shares Outstanding 11,128,848

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "General Equity Funds," in Saturday's The New York Times and "Specialized Equity Funds" in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

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For general information about the Gabelli Funds, call 1-800-GABELLI
(1-800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: http://www.gabelli.com or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

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Notice is hereby given in accordance with Section 23(c) of the Investment
Company Act of 1940, as amended, that the Multimedia Trust may from time to time purchase shares of its capital stock in the open market when the Multimedia Trust shares are trading at a discount of 10% or more from the net asset value of the shares.
--------------------------------------------------------------------------------

                                                              ------------------
THE GABELLI GLOBAL MULTIMEDIA TRUST INC.                       FIRST CLASS MAIL
One Corporate Center                                             U.S. POSTAGE
Rye, NY 10580-1434                                                   PAID
Internet: http://www.gabelli.com                                    RYE, NY
e-mail:  closedend@gabelli.com                                  PERMIT No. 109
                                                              ------------------

                                                            First Quarter Report
                                                            March 31, 1997

                                                                           03/97